Exhibit 99.2

                    AMERICAN WATER STAR, INC.

                     AUDIT COMMITTEE CHARTER

                    Adopted on June 17, 2004

The Audit Committee Charter defines the following about the Audit
Committee ("Committee") of the Board of Directors (the ":Board") of American Water Star, Inc. (the "Company"): Purpose,
Membership, Duties and Responsibilities, and Other Powers and
Procedures of the Committee.

Purpose
-------

The purpose of the Audit Committee of the Board of Directors (the
"Board") is to:
    - Appoint and oversee the independent auditor and review the auditor's qualifications, independence and performance.
    -  Oversee and monitor:
          o Internal control procedures and audit functions of the Company.
          o  Accounting and financial reporting processes of the Company.
          o  The integrity of the Company's financial statements.
          o The Company's compliance with legal and regulatory requirements.
    - Produce the annual report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.
    - Establish procedures for treatment of complaints regarding accounting controls or auditing matters, including procedures for confidential and anonymous submissions by employees.
    - Carry out and exercise any other powers or responsibilities as are assigned by law, the Company's charter or bylaws or as may be delegated to the Committee by the Board.

Membership
----------

    - The Committee shall be comprised of two or more directors, as determined by the Board.
    -  Each director must be:
          o Able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.
          o Independent (as defined by the rules of the American Stock Exchange) and meet the other requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Act").
          o A "non-employee" within the meaning of Rule 16b-3 of the Act.
          o An "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.
    - At least one director must be a "financial expert" within the definition adopted by the SEC and also meet the "financial sophistication" requirements of the American Stock Exchange.
    - The Board shall appoint the members of the Committee, including the Chair of the Committee.
    - The Board may remove committee members from the Committee, with or without cause.

Duties and Responsibilities
---------------------------

    -  The Committee shall annually review:
          o The independence and quality control procedures of the independent auditor in light of current SEC, AMEX and other self-regulatory organization rules.
          o The experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company.
          o  The Audit Committee Charter.
          o  The Audit Committee Performance.
    - The Committee shall, with regard to its interaction with the independent auditor:
          o Appoint, compensate, retain and oversee the work of the independent auditor, as well as resolve any disagreements between the Company management and the independent auditor regarding financial reporting.
          o Ensure the independent auditor reports directly to the Committee.
          o Assess the effect of any permitted non-audit services on auditor's independence.
          o Ensure the independent auditor provides a written statement annually, delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1.
          o Pre-approve all audit and non-audit services, or establish Committee pre-approval policies and procedures to pre-approve all audit and non-audit services, provided (i) the policies and procedures are detailed as to the particular service, (ii) the Committee is informed of each service provided and (iii) such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management.
          o Comply with the SEC's annual de minimus (less than 5% of total fees paid by company) exception for non-audit services.
          o Read and discuss with management and the independent auditor the annual audited, and quarterly unaudited, financial statements, including "Management's Discussion and Analysis" ("MD&A").
          o Discuss the report that the auditor is required to make to the Committee regarding:
                -  Critical accounting policies.
                - Alternative treatments within GAAP for material policies and practices.
                - Other material written communications between the auditors and the management of the Company, if any.
          o  Discuss matters required by the Statement on Auditing
             Standards No. 61 "Communication with Audit Committees."
          o  Confirm the independent auditor is in compliance with the partner rotation requirements, established by the SEC.

Other Powers and Procedures of the Committee
--------------------------------------------

The Committee shall also:
    -  Meet at least quarterly.
    - Review and approve related-party transactions and potential conflict of interest situations.
    - Discuss with attorneys any legal matters that might have a material impact on the financial statements.
    - Recommend to the Board whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K (or 10-KSB).
    - Provide to the Company the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K (or Reg. S-B), for inclusion in each of the Company's annual proxy statements.
    - At its discretion, invite to its meetings members of management or other experts whose presence is deemed desirable and appropriate.
    - At its discretion, retain or replace, as needed, any independent counsel, or other outside expert or advisor that the Committee believes to be necessary or advisable.
    - At its discretion, utilize the services of the Company's regular legal counsel or other advisors to the Company.
    -  Determine the appropriate funding to be provided by the
    - Company for payment of compensation to the independent auditor, to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee.
    - Monitor procedures for treatment of complaints regarding accounting controls or auditing matters, including procedures for confidential and anonymous submissions by employees.